JULY 19, 2000

                        ALPHA ANALYTICS INVESTMENT TRUST

                            SUPPLEMENT TO PROSPECTUS
                             DATED JANUARY 24, 2000


ALPHA ANALYTICS SMALL CAP QUANT FUND: The Alpha Analytics Small Cap Quant Fund has ceased operations and shares of the Fund are no longer available for purchase.

ALPHA ANALYTICS VALUE FUND: Cambiar Investors, Inc., sub-adviser to the Alpha Analytics Value Fund, is an affiliate of United Asset Management Corporation. Old Mutual, plc and United Asset Management Corporation announced an agreement for Old Mutual to acquire United Asset Management. Old Mutual is a UK-based financial services group with substantial asset management, insurance and banking businesses. The closing of the transaction is expected to take place during the fourth quarter of 2000 and is subject to a number of conditions. As required by the Investment Company Act of 1940, the Value Fund's shareholders will be asked to approve a new sub-advisory agreement with Cambiar Investors, Inc. to take effect upon the consummation of the transaction. The new agreement will be identical to the current agreement in all respects except for its effective and termination dates. The new agreement will have no effect on the contractual sub-advisory fee. No changes are currently planned which would affect the services provided to the Value Fund.

This supplement, and the Prospectus dated January 24, 2000, provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Security and Exchange Commission dated July 19, 2000, which is incorporated herein by reference and can be obtained without charge by calling the Fund toll free: 877-ALPHA40 (877) 257-4240.





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                        ALPHA ANALYTICS INVESTMENT TRUST
                           ALPHA ANALYTICS VALUE FUND
                       ALPHA ANALYTICS DIGITAL FUTURE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 19, 2000
           This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Alpha Analytics Value Fund and Alpha Analytics Digital Future Fund dated December 16, 1999, and the Supplement to Prospectus dated July 19, 2000. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1999 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the Transfer Agent at American Data Services, Inc., at P.O. Box 5536, Hauppauge, New York 11788-0132, or by calling 1-877-257-4240.

                                TABLE OF CONTENTS
                                -----------------
                                                                         PAGE
                                                                         ----

DESCRIPTION OF THE TRUST AND FUNDS..........................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
CONSIDERATIONS..............................................................3

INVESTMENT LIMITATIONS......................................................6

INVESTMENT ADVISORY ARRANGEMENTS............................................9

TRUSTEES AND OFFICERS......................................................11

PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................12

DETERMINATION OF SHARE PRICE...............................................13

TAX STATUS.................................................................13

INVESTMENT PERFORMANCE.....................................................15

CUSTODIAN..................................................................16

TRANSFER AGENT.............................................................16

ACCOUNTANTS................................................................16

DISTRIBUTOR................................................................16

FINANCIAL STATEMENTS.......................................................17

DESCRIPTION OF THE TRUST AND FUNDS

           Alpha Analytics Value Fund (the "Value Fund") and Alpha Analytics Digital Future Fund ( the "Digital Future Fund") (each a "Fund" or collectively, the "Funds") were organized as diversified series of Alpha Analytics Investment Trust (the "Trust"). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 18, 1998 (the "Trust Agreement") and has no prior history. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

           The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Transfer Agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

           Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trustees can amend the Declaration of Trust, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

           As of December 1, 1999 the following persons may be deemed to have beneficially owned five percent (5%) or more of the Fund:

FUND                   NAME/ADDRESS                       PERCENTAGE
----                   ------------                       ----------

Value                Wildwood Enterprises                     38.03%
                     Attn: Trust Opr/Mutual Funds
                     P.O. Box 60520
                     Los Angeles, CA  90060-0520

Value                Robert Gipson                            34.41%
                     1901 Ave. of the Stars
                     Suite 1231
                     Los Angeles, CA  90067

           As of December 1, 1999 the officers and trustees, as a group, beneficially owned 34.72% of the Value Fund.

           For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Funds' Prospectus. For a description of the methods used to determine the share price and value of a Fund's assets, see "Price of Shares" in the Funds' Prospectus.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

           This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use (see the Prospectus, "Information About Investments").

     A. FOREIGN SECURITIES. Each Fund may invest up to 25% of its assets in foreign equity securities by purchasing American Depository Receipts ("ADRs"). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. The Digital Future Fund may also purchase the equity securities of Canadian companies listed on Canadian exchanges. To the extent that a Fund does invest in foreign securities, such investments may be subject to special risks. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     B. EQUITY SECURITIES. Equity securities include common stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

           C. OPTION TRANSACTIONS. The Digital Future Fund may invest up to 5% of its net assets in option transactions involving individual securities and market indices. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on securities which a Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option); will segregate with the Custodian high quality liquid debt obligations equal to the option exercise price (for a put option); or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When a Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit liquid high quality debt obligations in a separate account with the Custodian.

           The purchase and writing of options involves certain risks; for example, the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement, as well as (in the case of options on a stock index) exposure to indeterminate liability. The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in a Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a covered put option, it will receive a premium, but it will assume the risk of loss should the price of the underlying security fall below the exercise price. When a Fund writes a covered put option on a stock index, it will assume the risk that the price of the index will fall below the exercise price, in which case the Fund may be required to enter into a closing transaction at a loss. An analogous risk would apply if a Fund writes a call option on a stock index and the price of the index rises above the exercise price.

           D. FUTURES CONTRACTS. The Digital Future Fund may invest up to 5% of its net assets in futures contracts. When the Digital Future Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

           The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Successful use of futures contracts will depend on the Adviser's ability to predict the future direction of stock prices or interest rates and incorrect predictions by the Adviser may have an adverse effect on the Funds. In this regard, it should be noted that the skills and techniques necessary to arrive at such predictions are different from those needed to predict price changes in individual stocks.

    E. BORROWING. Each Fund may borrow up to one third of the value of its total assets as a temporary measure for extraordinary or emergency purposes (including to meet redemption requests). Because the Funds' investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Funds' net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. No Fund will purchase any securities while borrowings representing more than 5% of its assets are outstanding.

           F. WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Fund until settlement takes place. The Fund maintains with the Custodian a segregated account containing high grade liquid securities in an amount at least equal to these commitments. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. A Fund may engage in these types of purchases in order to buy securities that fit within its investment objective at attractive prices, not to increase its investment leverage.

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           G. REPURCHASE AGREEMENTS Each Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S. Government ("U.S. Government obligations"). A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, each Fund intends to enter into repurchase agreements only with Firstar Bank, N.A. (the Fund's Custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

           H. SHORT SALES. The Digital Future Fund may sell a security short in anticipation of a decline in the market value of the security. When a Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, a Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a profit if the security declines in price between those dates.

           In connection with their short sales, the Digital Future Fund will each be required to maintain a segregated account with the Custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. Each Fund will limit its short sales so that no more than 10% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

INVESTMENT LIMITATIONS

           FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), I.E., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. BORROWING MONEY. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. SENIOR SECURITIES. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. UNDERWRITING. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL ESTATE. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. COMMODITIES. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. LOANS. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. CONCENTRATION. No Fund will invest 25% or more of its total assets in a particular industry except that the Digital Future Fund will invest 25% or more of its total assets in the information technology industry sector. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     8. DIVERSIFICATION. With respect to securities comprising 75% of the value of its total assets, the Digital Future Fund will not purchase securities of any one issuer (other than cash, cash items (including receivables), securities issued or guaranteed by the U.S. government or it agencies or instrumentalities and repurchase agreements collateralized by such securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of the issuer.

           With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

           Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

           NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

     1. PLEDGING. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. BORROWING. No Fund will purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     3. MARGIN PURCHASES. No Fund will purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. SHORT SALES. The Alpha Analytics Value Fund will not effect short sales of securities.

     5. OPTIONS. The Alpha Analytics Value Fund will not purchase or sell puts, calls, options or straddles.

     6. ILLIQUID INVESTMENTS. No Fund will invest in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

     7. LOANS OF PORTFOLIO SECURITIES. No Fund will make loans of portfolio securities (the Funds have no current intention to loan portfolio securities).

INVESTMENT ADVISORY ARRANGEMENTS

           INVESTMENT ADVISER. The investment adviser to each Fund is Alpha Analytics Investment Group LLC, 1901 Avenue of the Stars, Suite 1100, Los Angeles, CA 90067 (the "Adviser"). Robert E. Gipson, is a Trustee and the President of the Trust. He is also the President and managing member of the Adviser and, as such, controls the Adviser. As a result, he is an affiliate of the Trust and the Adviser.

           Under the terms of each Fund's management agreement (each an "Agreement" or collectively the "Agreements"), the Adviser manages each Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of each Fund except brokerage, taxes, interest, fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the period January 1, 1999 (commencement of operations) through July 31, 1999, the Value Fund paid advisory fees of $14,090.

           The Adviser retains the right to use the name "Alpha Analytics" or any variation thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Alpha Analytics" in connection with each Fund automatically ceases ninety days after termination of the respective Agreement and may be withdrawn by the Adviser on ninety days written notice.

           The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Funds believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on any Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. Each Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

           SUB-ADVISER. Cambiar Investors, Inc., ("Cambiar") is the Sub-adviser to the Value Fund. Cambiar is a wholly-owned subsidiary of United Asset Management Corporation, a holding company. Under the terms of the Sub-Advisory Agreement, the Sub-adviser receives a fee from the Adviser computed and accrued daily and paid monthly at an annual rate of 0.50% of the average daily net assets of the Fund.

           Subject always to the control of the Board of Trustees, the Sub-Adviser, at its expense, furnishes continuously an investment program for the Value Fund. The Sub-Adviser must use its best judgement to make investment decisions on behalf of the Value Fund, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. The Sub-Adviser makes its officers and employees available to the Adviser from time to time at reasonable times to review investment policies of the Value Fund and to consult with the Adviser regarding the investment affairs of the Fund. The Sub-Adviser maintains books and records with respect to the securities transactions of the Value Fund and renders to the Adviser such periodic and special reports as the Adviser or the Trustees may request. The Sub-Adviser pays all expenses incurred by it in connection with its activities under this Agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for the Value Fund.

TRUSTEES AND OFFICERS

           The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.




============================== ================== ===============================================================================
    NAME, ADDRESS AND AGE        POSITION                               PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
------------------------------ ------------------ -------------------------------------------------------------------------------
Robert E. Gipson*              President and      Vice President of Sundance Group, Inc., a holding company, from 1993 to present;
1901 Avenue of the Stars       Trustee            Chairman of National Mercantile Bancorp from June 1997 to present; Director of
Suite 1100                                        National Mercantile Bancorp from October 1996 to present; Of Counsel at Gipson,
Los Angeles, CA 90067                             Hoffman & Pancione from July 1997 to present; Officer at Gipson, Hoffman &
Year of Birth: 1946                               Pancione from December 1983 to July 1997; Owner/Officer of Corporate Management
                                                  Group, Inc., a business and financial consulting company, from August 1988 to present; President of Sundance Catalog Co., an enterprise selling merchandise through catalogs, a retail store, an outlet store and an Internet website, from
                                                  May 2000 to present.
------------------------------ ------------------ ----------------------------------------------------------------------------------
Jack P. McNally*               Secretary,         Vice President of Corporate Management Group, Inc. from 1989 to present.
1901 Avenue of the Stars       Treasurer and
Suite 1100                     Trustee
Los Angeles, CA  90067
Year of Birth: 1955
------------------------------ ------------------ ----------------------------------------------------------------------------------
Donald J. Alschuler            Trustee            Partner of Donlyn Company, a private investment company, from 1962 to present;
13104 Nimrod Place                                Vice President of Lyndon Distribution Services, Inc., a warehousing and
Los Angeles, CA  90049                            distribution company, from 1988 to 1998; Chairman of Wisdom, Inc., a business
Year of Birth: 1935                               advisory services company, from 1991 to present; President of Modern Service
                                                  Office Supply Co., Inc., an office products marketer and distributor, from 1963 to 1993.
------------------------------ ------------------ ----------------------------------------------------------------------------------
Michelle M. Schoeffel          Trustee            Chief Executive Officer and Chairwoman of Pacific
550 South Hope Street                             American Securities, a broker/dealer, from January 1998 to
Suite 1025                                        present; Vice President of Mellon Private Asset Management from
Los Angeles, CA  90071                            November 1993 to April 1997.
Year of Birth: 1960
------------------------------ ------------------ ----------------------------------------------------------------------------------
Felice R. Cutler               Trustee            Retired Partner at the Law Offices of Cutler & Cutler from 1966 to 1998;
813 Greenway Drive                                Director of Aegis Consumer Funding Group, Inc., a consumer finance company, from
Beverly Hills, CA  90210                          1996 to 1998; Trustee of Astra Institutional Securities Trust and Astra
Year of Birth: 1937                               Institutional Trust from 1995 to 1997; Director and Trustee of Pilgrim Group
from 1986 to 1995.                                Family of Funds

============================== ================== ==================================================================================


           Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees. The following table sets forth the Trustees' compensation for the first fiscal period of the Trust ended July 31, 1999.

======================================= ====================================
                                                  TOTAL COMPENSATION
                                               FROM TRUST (THE TRUST IS
                  NAME                          NOT IN A FUND COMPLEX)
--------------------------------------- ------------------------------------
Robert E. Gipson                                          $0
--------------------------------------- ------------------------------------
Jack P. McNally                                           $0
--------------------------------------- ------------------------------------
Donald J. Alschuler                                    $6,000
--------------------------------------- ------------------------------------
Michelle M. Schoeffel                                  $6,000
--------------------------------------- ------------------------------------
Felice R. Cutler                                       $6,000
======================================= ====================================


PORTFOLIO TRANSACTIONS AND BROKERAGE

           Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for each Fund's portfolio decisions and the placing of each Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

           The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

           Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Funds under the Agreement.

           Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

           To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection. For the period January 1, 1999 (commencement of operations) through July 31, 1999, the Value Fund paid brokerage commissions of $2,932.

DETERMINATION OF SHARE PRICE

           The price (net asset value) of the shares of each Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Price of Shares" in the Prospectus.

TAX STATUS

TAXATION OF THE FUNDS

           Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund will not be liable for federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that the Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year and satisfies certain other requirements.

           The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its net capital gains for the twelve-month period ending on October 31 of the calendar year and (3) any portion (not taxable to the Fund) of the respective balance from the preceding calendar year. Each Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

TAXATION OF THE SHAREHOLDER

           Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the dividends during the following January. To the extent net investment income of the Fund arises from dividends on domestic common or preferred stock, some of the Fund's distributions will qualify for the 70% corporate dividends-received deduction. All Shareholders will be notified annually regarding the tax status of distributions received from a Fund.

           Distributions by a Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the Fund's shares just prior to a distribution may receive a return of investment upon distribution which will nevertheless be taxable to them.

           A shareholder of a Fund should be aware that a redemption of shares (including any exchange into another Portfolio) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long term capital gain recognized.

OTHER TAX CONSIDERATIONS

           Distributions to shareholders may be subject to additional state, local and non-U.S. taxes, depending on each shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by the Fund to the extent such distributions are derived from interest on direct obligations of the United States Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.

INVESTMENT PERFORMANCE

           Each Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                             P(1+T)n=ERV

     Where:        P      =   a hypothetical $1,000 initial investment
                   T      =   average annual total return
                   n      =   number of years
                   ERV        = ending redeemable value at
                              the end of the applicable
                              period of the hypothetical
                              $1,000 investment made at
                              the beginning of the
                              applicable period.


The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

           In addition to providing average annual total return, the Funds may also provide non-standardized quotations of total return for differing periods and may provide the value of a $10,000 investment (made on the date of the initial public offering of the Funds' shares) as of the end of a specified period.

           Each Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with each Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the period January 1, 1999 (commencement of operations) through July 31, 1999, the Value Fund's average annual total return was 19.20%.

           From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of any of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Funds or considered to be representative of the stock market in general. The Funds may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

           In addition, the performance of any of the Funds may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of any of the Funds. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.


CUSTODIAN

           Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Funds' investments. The Custodian acts as the Funds' depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.

TRANSFER AGENT

           American Data Services, Inc. ("ADS"), P.O. Box 5536, Hauppauge, New York 11788-0132, acts as the Funds' transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, ADS, in its capacity as Fund Administrator, provides the Funds with certain monthly reports, record-keeping and other management-related services. For the period January 1, 1999 (commencement of operations) through July 31, 1999, the Adviser paid fees of $25,664 on behalf of the Value Fund to ADS for these services.

ACCOUNTANTS

           The firm of McCurdy & Associates, CPA's, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the fiscal year ending July 31, 2000. McCurdy & Associates performs an annual audit of the Funds' financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

           AmeriMutual Fund Distributors, Inc. (the "Distributor"), P.O. Box 5536, Hauppauge, New York 11788-0132, is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is an affiliated company of ADS, the Funds' transfer agent.

FINANCIAL STATEMENTS

           The financial statements and independent auditor's report required to be included in the statement of additional information are hereby incorporated by reference to the Funds' Annual Report to the shareholders for the period ended July 31, 1999. The Trust will provide the Annual Report without charge by calling the Fund at 877-ALPHA40 (877-257-4240).